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Exhibit 32.2

URANIUM RESOURCES, INC.
650 S. Edmonds Lane, Suite 108, Lewisville, TX 75067
972.219.3330 Phone 972.219.3311 Fax

August 13, 2004

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas H. Ehrlich, Vice President—Finance and Chief Financial Officer of Uranium Resources, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2004 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS H. EHRLICH Thomas H. Ehrlich Vice President and Chief Financial Officer August 13, 2004

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CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002